                                                                EXHIBIT 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 SECOND QUARTER
                          ($ in millions) (unaudited)

                                    Three Months Ended                       Six Months Ended
                                          June 30                                 June 30
                                       1996    1995      % CHANGE              1996     1995     % CHANGE
                                       ----    ----      --------              ----     ----     --------
TOTAL BROADCASTING:
  TV
   Orders                              226      90       151.1%                414      164      152.4%
   Backlog                              --      --          --                  --       --         --
   Sales                               226      90       151.1%                414      164      152.4%
   Operating Profit (Loss)              90      42       114.3%                144       68      111.8%
   OP (Loss) without Special Items      90      42       114.3%                144       68      111.8%
     OP Margin w/o Special Items      39.8%   46.7%        N/A                34.8%    41.5%       N/A
   Depreciation & Amortization          11       2       450.0%                 25        5      400.0%
   Capital Expenditures                  4       3        33.3%                  6        3      100.0%
   EBITDA without Special Items        101      44       129.5%                169       73      131.5%

  NETWORK
   Orders                              681       0         N/A               1,447        0        N/A
   Backlog                              --      --          --                  --       --         --
   Sales                               681       0         N/A               1,447        0        N/A
   Operating Profit (Loss)              87       0         N/A                  87        0        N/A
   OP (Loss) without Special Items      87       0         N/A                  87        0        N/A
     OP Margin w/o Special Items      12.8%    N/A         N/A                 6.0%     N/A        N/A
   Depreciation & Amortization          20       0         N/A                  30        0        N/A
   Capital Expenditures                 16       0         N/A                  16        0        N/A
   EBITDA without Special Items        107       0         N/A                 117        0        N/A

  RADIO
   Orders                              145      50       190.0%                266       93      186.0%
   Backlog                              --      --          --                  --       --         --
   Sales                               145      50       190.0%                266       93      186.0%
   Operating Profit (Loss)              47      16       193.8%                 67       23      191.3%
   OP (Loss) without Special Items      47      16       193.8%                 67       23      191.3%
     OP Margin w/o Special Items      32.4%   32.0%        N/A                25.2%    24.7%       N/A
   Depreciation & Amortization           8       4       100.0%                 18        8      125.0%
   Capital Expenditures                  2       1       100.0%                  2        2        0.0%
   EBITDA without Special Items         55      20       175.0%                 85       31      174.2%

  OTHER BROADCASTING
   Orders                               48      43        11.6%                 91       77       18.2%
   Backlog                              --      --          --                  --       --         --
   Sales                                48      43        11.6%                 91       77       18.2%
   Operating Profit (Loss)             (32)      5      -740.0%               (104)       5    -2180.0%
   OP (Loss) without Special Items     (32)      5      -740.0%                (63)       5    -1360.0%
     OP Margin w/o Special Items     -66.7%   11.6%        N/A               -69.2%     6.5%       N/A
   Depreciation & Amortization          36       2      1700.0%                 69        4     1625.0%
   Capital Expenditures                 13       2       550.0%                 13        3      333.3%
   EBITDA without Special Items          4       7       -42.9%                  6        9      -33.3%

  TOTAL BROADCASTING
   Orders                            1,100     183       501.1%              2,218      334      564.1%
   Backlog                              --      --          --                  --       --         --
   Sales                             1,100     183       501.1%              2,218      334      564.1%
   Operating Profit (Loss)             192      63       204.8%                194       96      102.1%
   OP (Loss) without Special Items     192      63       204.8%                235       96      144.8%
     OP Margin w/o Special Items      17.5%   34.4%        N/A                10.6%    28.7%       N/A
   Depreciation & Amortization          75       8       837.5%                142       17      735.3%
   Capital Expenditures                 35       6       483.3%                 37        8      362.5%
   EBITDA without Special Items        267      71       276.1%                377      113      233.6%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 SECOND QUARTER
                          ($ in millions) (unaudited)

                                    Three Months Ended                        Six Months Ended
                                          June 30                                  June 30
                                       1996    1995      % CHANGE              1996     1995     % CHANGE
                                       ----    ----      --------              ----     ----     --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
   Orders                                337     281      19.9%                  659     658        0.2%
   Backlog                             3,217   3,376      -4.7%                3,217   3,376       -4.7%
   Sales                                 304     332      -8.4%                  535     616      -13.1%
   Operating Profit (Loss)                 2      27     -92.6%                  (24)     33     -172.7%
   OP (Loss) without Special Items        13      33     -60.6%                    8      39      -79.5%
     OP Margin w/o Special Items         4.3%    9.9%      N/A                   1.5%    6.3%       N/A
   Depreciation & Amortization            12      12       0.0%                   24      25       -4.0%
   Capital Expenditures                    7       8     -12.5%                   14      13        7.7%
   EBITDA without Special Items           25      45     -44.4%                   32      64      -50.0%

  POWER GENERATION
   Orders                                699     358      95.3%                1,187     937       26.7%
   Backlog                             3,419   2,844      20.2%                3,419   2,844       20.2%
   Sales *                               465     440       5.7%                  742     762       -2.6%
   Operating Profit (Loss)               (20)    (13)    -53.8%                 (245)    (44)    -456.8%
   OP (Loss) without Special Items       (20)    (13)    -53.8%                  (62)    (44)     -40.9%
     OP Margin w/o Special Items        -4.3%   -3.0%      N/A                  -8.4%   -5.8%       N/A
   Depreciation & Amortization             9      12     -25.0%                   23      23        0.0%
   Capital Expenditures                    6      14     -57.1%                   12      18      -33.3%
   EBITDA without Special Items          (11)     (1)  -1000.0%                  (39)    (21)     -85.7%

  OTHER POWER SYSTEMS
   Orders                                (11)     (9)    -22.2%                 (114)    (13)    -776.9%
   Backlog                              (636)   (606)     -5.0%                 (636)   (606)      -5.0%
   Sales                                 (37)    (28)    -32.1%                  (87)    (65)     -33.8%
   Operating Profit (Loss)               (17)    (17)      0.0%                 (323)    (31)    -941.9%
   OP (Loss) without Special Items       (17)    (17)      0.0%                  (34)    (31)      -9.7%
     OP Margin w/o Special Items        45.9%   60.7%      N/A                  39.1%   47.7%       N/A
   Depreciation & Amortization             0       0       N/A                     0       0        N/A
   Capital Expenditures                    0       0       N/A                     0       0        N/A
   EBITDA without Special Items          (17)    (17)      0.0%                  (34)    (31)      -9.7%

  TOTAL POWER SYSTEMS
   Orders                              1,025     630      62.7%                1,732   1,582        9.5%
   Backlog                             6,000   5,614       6.9%                6,000   5,614        6.9%
   Sales *                               732     744      -1.6%                1,190   1,313       -9.4%
   Operating Profit (Loss)               (35)     (3)  -1066.7%                 (592)    (42)   -1309.5%
   OP (Loss) without Special Items       (24)      3    -900.0%                  (88)    (36)    -144.4%
     OP Margin w/o Special Items        -3.3%    0.4%      N/A                 -7.4%   -2.7%       N/A
   Depreciation & Amortization            21      24     -12.5%                  47      48        -2.1%
   Capital Expenditures                   13      22     -40.9%                  26      31       -16.1%
   EBITDA without Special Items           (3)     27    -111.1%                 (41)     12      -441.7%

  THERMO KING
   Orders                                244     280     -12.9%                 532     592       -10.1%
   Backlog                               162     307     -47.2%                 162     307       -47.2%
   Sales                                 265     284      -6.7%                 522     557        -6.3%
   Operating Profit (Loss)                46      47      -2.1%                  91      91         0.0%
   OP (Loss) without Special Items        46      47      -2.1%                  91      91         0.0%
     OP Margin w/o Special Items        17.4%   16.5%      N/A                 17.4%   16.3%        N/A
   Depreciation & Amortization             4       4       0.0%                   8       8         0.0%
   Capital Expenditures                    2       6     -66.7%                   6      12       -50.0%
   EBITDA without Special Items           50      51      -2.0%                  99      99         0.0%

*First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 SECOND QUARTER
                          ($ in millions) (unaudited)

                                      Three Months Ended                         Six Months Ended
                                           June 30                                    June 30
                                       1996      1995      % CHANGE                1996     1995      % CHANGE
                                       ----      ----      --------                ----     ----      --------
GOVERNMENT OPERATIONS
 Orders                                   1         7         -85.7%                  2       12         -83.3%
 Backlog                                 23        61         -62.3%                 23       61         -62.3%
 Sales                                   26        34         -23.5%                 51       61         -16.4%
 Operating Profit (Loss)                 13        19         -31.6%                 31       34          -8.8%
 OP (Loss) without Special Items         13        19         -31.6%                 31       34          -8.8%
   OP Margin w/o Special Items         50.0%     55.9%          N/A                60.8%    55.7%          N/A
 Depreciation & Amortization              2         0           N/A                   2        0           N/A
 Capital Expenditures                     1         1           0.0%                  2        1         100.0%
 EBITDA without Special Items            15        19         -21.1%                 33       34          -2.9%

COMMUNICATION & INFORMATION
SYSTEMS
 Orders                                  83        79           5.1%                156      163          -4.3%
 Backlog                                 88       153         -42.5%                 88      153         -42.5%
 Sales                                   86        81           6.2%                168      151          11.3%
 Operating Profit (Loss)                  0        (1)        100.0%                (42)       1       -4300.0%
 OP (Loss) without Special Items          0        (1)        100.0%                 (1)       1        -200.0%
   OP Margin w/o Special Items          0.0%     -1.2%          N/A                -0.6%     0.7%          N/A
 Depreciation & Amortization             10         2         400.0%                 19        5         280.0%
 Capital Expenditures                     2         1         100.0%                  3        2          50.0%
 EBITDA without Special Items            10         1         900.0%                 18        6         200.0%

CORPORATE & OTHER
 Orders                                  33       111         -70.3%                 70      247         -71.7%
 Backlog                                 44        88         -50.0%                 44       88         -50.0%
 Sales                                   34       139         -75.5%                 67      272         -75.4%
 Operating Profit (Loss)               (246)      (37)       -564.9%               (568)     (58)       -879.3%
 OP (Loss) without Special Items        (82)      (37)       -121.6%               (156)     (58)       -169.0%
   OP Margin w/o Special Items       -241.2%    -26.6%          N/A              -232.8%   -21.3%          N/A
 Depreciation & Amortization              4         7         -42.9%                 11       15         -26.7%
 Capital Expenditures                     2         4         -50.0%                  3        9         -66.7%
 EBITDA without Special Items           (78)      (30)       -160.0%               (145)     (43)       -237.2%

INTERSEGMENT
 Orders                                 (19)      (18)         -5.6%                (37)     (39)          5.1%
 Backlog                                 (6)      (10)         40.0%                 (6)     (10)         40.0%
 Sales                                  (19)      (20)          5.0%                (36)     (41)         12.2%

TOTAL CONTINUING OPERATIONS
 Orders                               2,467     1,272          93.9%              4,673    2,891          61.6%
 Backlog                              6,311     6,213           1.6%              6,311    6,213           1.6%
 Sales *                              2,224     1,445          53.9%              4,180    2,647          57.9%
 Operating Profit (Loss)                (30)       88        -134.1%               (886)     122        -826.2%
 OP (Loss) without Special Items        145        94          54.3%                112      128         -12.5%
   OP Margin w/o Special Items          6.5%      6.5%          N/A                 2.7%     4.8%          N/A
 Depreciation & Amortization            116        45         157.8%                229       93         146.2%
 Capital Expenditures                    55        40          37.5%                 77       63          22.2%
 EBITDA without Special Items           261       139          87.8%                341      221          54.3%

*First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.